UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 11, 2019

EHEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA, 95054
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The NASDAQ Stock Market LLC

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment to 2014 Equity Incentive Plan
On June 11, 2019, at the 2019 annual meeting of stockholders of eHealth, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares that may be issued by 2,500,000 shares. A summary description of the Amended and Restated 2014 Equity Incentive Plan is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2019 (the “Proxy Statement”) and is qualified in its entirety by reference to the full text of the Amended and Restated 2014 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders (the “Annual Meeting”) on June 11, 2019. A total of 20,455,550 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, or 90.33% of the total shares entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 - Election of Directors. Our stockholders voted to re-elect two Class I directors, Scott N. Flanders and Michael D. Goldberg, to serve for a term of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Scott N. Flanders	17,646,999	592,500	2,216,051
Michael D. Goldberg	17,574,489	665,010	2,216,051

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm.  Our stockholders voted to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,236,071	219,022	457	0

Proposal 3 - A Vote to Approve, on an Advisory Basis, the Compensation of our Named Executive Officers. Our stockholders approved the compensation of our chief executive officer and our other Named Executive Officers named in the proxy statement for the Annual Meeting with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,122,327	115,047	2,125	2,216,051

Proposal 4 - A Vote to Approve an Amendment to the Company’s 2014 Equity Incentive Plan. Our stockholders approved an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares that may be issued by 2,500,000 shares, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,080,532	6,155,621	3,346	2,216,051

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2014 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 14, 2019	/s/ Scott Giesler Scott Giesler SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated 2014 Equity Incentive Plan